Exhibit 10.18

SECOND AMENDENT TO LEASE AGREEEMENT

This SECOND AMENDMENT TO LEASE AGREEEMENT (the “Second Amendment”) is made and entered into effective as of April 28th, 2020, by and between Sohani Heritage Trust (“Lessor”) and Vroom, Inc., as successor to Left Gate Property Holdings, Inc. d/b/a Texas Direct Auto (“Lessee”).

WITNESSETH:

WHEREAS, Lessor and Lessee entered into that certain Lease Agreement dated May 21, 2011 (the “Lease”) covering that premise (the “Premises”) commonly known as 12002 Southwest Freeway, Stafford, Texas, as more particularly described in the Lease.

WHEREAS, Lessor and Lessee extended the Lease pursuant to the First Amendment to Lease Agreement, dated December 28, 2018 (the “First Amendment”).

WHEREAS, Lessor and Lessee desire to further amend the Lease to modify the terms of the rental payments to allow Lessee to defer rental payments for the three (3) months of May, June and July 2020.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.Definitions. Except as is otherwise defined herein, all defined terms hereinafter set forth in this Second Amendment shall have the same meaning as and when such defined terms are used in the Lease.

2.Rent Deferral Period. Notwithstanding anything to the contrary provided in the Lease, Lessor and Lessee hereby agree as follows, which provisions hereby amend the Lease and the First Amendment:

Lessor and Lessee hereby agree that Lessee will be allowed to defer all of Lessee’s rental payments for rent, taxes, signage, and all regular additional monthly payments customarily included in the regular monthly rental payment (“Rental Payments”) for the three (3) months of May, June and July 2020 (the “Deferred Rent Period”). Rental payments for the Deferred Rent Period will be reduced by one hundred percent (100%) each month, for a new total rental payment of $0.00 per month. A total of $53,582.00 shall be deferred for each month of the Deferred Rental Period (the “Deferred Rent”).

3.Deferred Rent Repayment Period. Notwithstanding anything to the contrary provided in the Lease, Lessor and Lessee hereby agree as follows, which provisions hereby amend the Lease:

Lessor and Lessee hereby agree that Lessee will repay the total of the Deferred Rent, consisting of $160,746.00, according to the following schedule:

•	August 2020- $10,000.00
•	September 2020 - $10,000.00
•	October 2020 - $20,000.00
•	November 2020- $20,000.00
•	December 2020 - $25,000.00
•	January 2021 - $25,000.00
•	February 2021 - $25,000 .00
•	March 2021 - $25,746.00

These additional payments will be included with the regular Rental Payments for the respective month.

4.Effect of this Amendment. The Lease, as amended by this Second Amendment, is hereby ratified and affirmed and, except as expressly amended hereby, all other items and provisions of the Lease remain unchanged and continue to be in full force and effect. The terms of this Second Amendment shall control over any conflicts between the terms of the Lease and the terms of this Second Amendment. The Lease, as amended by this Second Amendment, constitutes the entire agreement and understanding between the parties hereto relating to the subject matter hereof and all prior agreements, proposals, negotiations, understandings and correspondence between the parties in this regard, whether written or oral, hereby superseded and merged herewith.

5. Governing Law. The Lease and this Second Amendment shall be governed by and construed and interpreted in accordance with the Laws of the United States and the State of Texas. Harris County, Texas, shall be a proper place of venue to enforce payment or performance under the Lease and this Second Amendment.

6. Inconsistencies. In the event of any inconsistencies between the Lease and this Second Amendment, the terms of this Second Amendment shall take precedence.

Except as expressly set forth in this Second Amendment, the Lease otherwise is unmodified, remains in full force and effect and is incorporated and restated herein as if fully set forth at length. Each reference in the Lease to itself shall be deemed also to refer to this Second Amendment.

SIGNATURE PAGE TO FOLLOW

IN WITNESS WHEREOF, the parties have duly executed this Second Amendment effective on the date first set forth above.

LESSOR:
SOHANI HERITAGE TRUST

By:	/s/ Shiraz Ali
Name:	Shiraz Ali
Title:	President

LESSEE:

VROOM, INC.

By:	/s/ Deni Stott
Name:	Deni Stott
Title:	Chief People & Culture Officer